Exhibit 32.2

                            Certification Pursuant to
                             18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Annual Report on Form 10-KSB (the "Report") of Lion-Gri International, Inc. (the "Company") for the period ended December 31, 2005, the undersigned, Maria-Fernanda Rosales, the Chief Financial Officer, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned's knowledge and belief:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: April 18, 2006                                /s/ Maria-Fernanda Rosales
                                                     ---------------------------
                                                        Chief Financial Officer